UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition.

In a press release dated February 17, 2011, ARIAD Pharmaceuticals, Inc. (the “Company”) announced financial results for the fourth quarter and year ended December 31, 2010 and provided financial guidance for 2011, an update on business developments and a program outlook for 2011.  A copy of the press release is attached hereto as Exhibit 99.1.  The information under the headings “Financial Highlights” and “Today’s Conference Call Reminder” and the condensed consolidated financial information included in the press release are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

ITEM 7.01    Regulation FD Disclosure.

In the press release dated February 17, 2011, the Company also provided financial guidance for 2011 and information on upcoming medical and investor meetings.  The information set forth under the headings “Financial Guidance for 2011”, “Upcoming Medical Meeting” and “Upcoming Investor Meetings” in the press release is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

ITEM 8.01    Other Events.

In the press release dated February 17, 2011, the Company also provided updated information regarding the Phase 3 SUCCEED trial of oral ridaforolimus and information related to progress of its pipeline of drug candidates and a program outlook for 2011.  The information in the second paragraph of the press release and the information set forth under the headings “Business Highlights” and “Recent Pipeline Developments” and “Program Outlook for 2011” in the press release is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number	Description

99.1	Press release dated February 17, 2011.

The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the press release are being furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date:	February 17, 2011

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